SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2007
Haights Cross Communications, Inc.

(Exact Name Of Registrant As Specified In Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(I.R.S. Employer Identification No.)

10 New King Street, White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment of Employment Agreement
On December 11, 2007, Haights Cross Communications, Inc. (the “Company”) and Paul J. Crecca entered into an Amendment (the “Amendment”) to the Employment Agreement dated January 31, 2007. The amendment amends the original agreement to reflect Mr. Crecca’s current positions with the Company and his new annual base salary and bonus participation, as described below.
A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein. Mr. Crecca is a party to an employment agreement and a noncompetition agreement with the Company, as described in Item 1.01 of the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 2, 2007.
Appointment of Certain Officers
On December 5, 2007, the Board of Directors of the Company appointed Melissa Linsky to serve as Senior Vice President — Finance and Planning and Mark Kurtz to serve as Senior Vice President & Chief Financial Officer of the Company. Mr. Crecca will no longer serve as Chief Financial Officer of the Company.
Compensatory Arrangements of Certain Officers
On December 5, 2007, the Board of Directors of the Company approved (i) an increase in the annual base salary; and (ii) an increase to the annual bonus percentage for each of the named executive officers as identified below:

Name	New Annual Salary	New Annual Bonus Percentage

Paul J. Crecca, President and Chief Executive Officer	$435,000	50%

Mark Kurtz, Senior Vice President and Chief Financial Officer	$250,000	35%

Melissa Linsky, Senior Vice President — Finance & Planning	$250,000	35%

On December 5, 2007, the Board of Directors approved Mr. Crecca’s participation in the Company’s Transaction Bonus Plan (the “Plan”), effective immediately. If the Company’s business unit sales proceeds exceed the designated thresholds, then Mr. Crecca’s minimum and maximum Bonus range is as follows:

Name	Minimum	Maximum

Paul J. Crecca, President and Chief Executive Officer	$628,000	$3,000,000

The description of the Plan provided herein is for summary purposes only and is qualified in its entirety by the full and complete Plan, which is filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on October 10, 2007 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment dated December 11, 2007 to the Employment Agreement between the Company and Paul J. Crecca.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2007	HAIGHTS CROSS COMMUNICATIONS, INC.
	By:	/s/ Mark Kurtz
		Name:	Mark Kurtz
		Title:	Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment dated December 11, 2007 to the Employment Agreement between the Company and Paul J. Crecca.